UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2023

KORN FERRY

(Exact name of registrant as specified in its charter)

Delaware	001-14505	95-2623879
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Avenue of the Stars, Suite 1500 Los Angeles, California	90067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 552-1834

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	KFY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2023 Annual Meeting of Stockholders held on September 21, 2023 (the “2023 Annual Meeting”), stockholders of Korn Ferry (the “Company”) (i) elected the nine nominees named in the 2023 Annual Meeting proxy statement (the “Proxy Statement”) to serve as directors until the Company’s 2024 Annual Meeting of Stockholders and until their successors have been duly elected and qualified, subject to their earlier death, resignation or removal, (ii) approved a non-binding advisory resolution approving the Company’s executive compensation, (iii) recommended by non-binding advisory vote a ONE YEAR frequency for future advisory votes to approve the Company’s executive compensation, and (iv) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s 2024 fiscal year. To the extent applicable, set forth below are the number of votes cast for, against, or withheld, as well as the number of abstentions and broker non-votes, with respect to each such matter.

The final voting results are as follows:

(1)	Election of the nine nominees named in the Proxy Statement to serve on the Board of Directors of the Company (the “Board”) until the 2024 Annual Meeting of Stockholders.

Nominee	For	Against	Abstain	Broker Non-Votes
Doyle N. Beneby	45,787,392	784,415	32,706	3,228,823
Laura M. Bishop	46,046,063	526,767	31,683	3,228,823
Gary D. Burnison	46,323,482	249,161	31,870	3,228,823
Matthew J. Espe	46,439,094	132,589	32,830	3,228,823
Charles L. Harrington	45,935,566	637,028	31,919	3,228,823
Jerry P. Leamon	45,498,099	1,073,699	32,715	3,228,823
Angel R. Martinez	46,264,270	308,069	32,174	3,228,823
Debra J. Perry	43,947,732	2,625,078	31,703	3,228,823
Lori J. Robinson	46,116,748	456,199	31,566	3,228,823

(2)	Non-binding advisory resolution to approve the Company’s executive compensation.

For	Against	Abstain	Broker Non-Votes
45,100,196	1,273,059	231,258	3,228,823

(3)	Non-binding advisory vote on the frequency of future advisory votes to approve the Company’s executive compensation.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
43,114,984	1,283	3,455,929	32,317	3,228,823

The Board has considered the results of the advisory vote on the frequency of future advisory votes to approve the Company’s executive compensation and has determined that, until the next required vote on the frequency of future advisory votes to approve the Company’s executive compensation, the Board will hold advisory votes on the Company’s executive compensation on an annual basis, consistent with the Board’s recommendation to stockholders and the stockholder vote.

(4)  Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s 2024 fiscal year.

For	Against	Abstain	Broker Non-Votes
48,697,818	1,118,737	16,781	0

Item 8.01	Other Events.

On September 21, 2023, the Company issued a press release announcing the election of a new director at the 2023 Annual Meeting. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	Press Release, dated September 21, 2023.

Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KORN FERRY
(Registrant)

Date: September 22, 2023

/s/ Jonathan Kuai
(Signature)
Name: Jonathan Kuai
Title: General Counsel, Managing Director of Business Affairs, and Corporate Secretary